Exhibit 10

                            STOCK SUBSCRIPTION OFFER

                                   MIDNET INC.

TO: THE BOARD OF DIRECTORS

     1. Subscription: The Havory Group_, (the "Undersigned"), whose address is 4110 Roche Place, North Vancouver, BC V7G 2R3, hereby offers to subscribe for _two million and seventy nine thousand six hundred and forty six ( 2,079,646 ) Shares of restricted Common Stock (the "Stock") of MidNet Inc., Inc., a Nevada corporation ("the Company"), whose address is, Suite 300-1055 West Hastings Street, Vancouver, B.C. Canada V6E 2E9. The par value of the Common Stock of the Company is $.001 per share. The Undersigned agrees to pay the sum of US$.02 per share, for a total of forty one thousand, five hundred and ninety two dollars and $0.92 cents Dollars ($_41,592.92________) for such Stock, payable at the time of subscription. The Company acknowledges receipt of payment in full for this subscription, which payment is in the form of full satisfaction of monies due and payable to the Undersigned from the Company. The Undersigned acknowledges that issuance of the Stock is in full satisfaction and payment of all monies due to the Undersigned from the Company, as of the date hereof.

     2. Representations and Warranties of the Undersigned: The Undersigned hereby represents and warrants that:

     A. The Undersigned is financially responsible, able to meet his/her/its financial and other obligations hereunder, and acknowledges this investment may be long term and is by its nature speculative; further, the Undersigned acknowledges he/she/it is financially capable of bearing the risk of this investment.

     B.  The  Undersigned   has  had  substantial   experience  in  business  or
     investments in one or more of the following:

          (i) knowledge of and investment experience with securities, such as stocks and bonds;

          (ii) ownership of interests in new ventures and/or start-up companies;

          (iii) experience in business and financial dealings and parlance, and the Undersigned can protect his/her/its own interests in an investment of

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     this nature and does not have a "Purchaser Representative," as that term is defined in Regulation D of the Securities Act of 1933, as amended, (the "Securities Act") and does not need such a Representative.

     C. The Undersigned is capable of bearing the high degree of economic risks and burdens of this investment, including, but not limited to, the restrictions on the sale or transfer of the Stock, the possibility of complete loss of all his/her/its investment capital and the possible lack of a liquid public market, such that he/she/it may not be able to readily liquidate the investment whenever desired or at the then current asking price of the Stock.

     D. The Undersigned has had access to the information set forth in Paragraph 4 hereof and was able to review and analyze such information. The Undersigned understands that the Stock has not been registered under the Securities Act and the applicable state securities laws in reliance on the exemption provided by Section 4(2) of the Securities Act and Regulation D, Rule 506, and/or Regulation S, as to non-U.S. persons, all relating to transactions not involving a public offering. The Undersigned further understands that he/she/it is purchasing the Stock without being furnished any offering literature, prospectus or private offering memorandum, other than that supplied under or identified in this Offer.

     E. The Stock which the Undersigned hereby subscribes is being acquired solely for his/her/its own account, for investment, and is not being purchased with a view to or for the resale or distribution thereof and the Undersigned has no present plans to enter into any contract, undertaking, agreement or arrangement for such resale or distribution.

     F. It has at no time been represented, guaranteed, or warranted to the Undersigned by an officer or director of the Company, or the agents or employees thereof, or any other person, expressly or impliedly, any of the following:

          (i) An exact or approximate length of time that the Undersigned will or will not remain as owner of the Stock;

          (ii) A percentage of profit and/or amount or type of consideration, profit, loss, credits or deductions to be realized, if any, as a result of the Undersigned's ownership of the Stock; or

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          (iii) Past  performance  on the part of any director or officer of the
     Company, or the agents or employees thereof, that will in any way indicate the predictable results accruing from ownership of the Stock.

     G. The Undersigned is an "Accredited Investor", as that term is defined in Regulation D promulgated under the Securities Act of 1933, as amended.

     The foregoing representations and warranties shall be true and accurate as of the date hereof and as of the date of any acceptance of this Offer by the Company and shall survive the date of such acceptance by the Company.

     3. Indemnification: The Undersigned acknowledges that he/she/it understands the meaning and legal consequence of the representations and warranties contained in Paragraph 2 hereof and the Undersigned hereby agrees to indemnify and hold harmless all loss, damage or liability due to or arising out of (i) a breach of any such representation or warranty, or (ii) a breach of any warranty of the Undersigned contained in this Offer.

     4. Access to and Furnishing Information: The Undersigned hereby acknowledges that he/she/it has had the opportunity to review all information and financial data related to the business of the Company, as filed with the S.E.C. on the EDGAR database, dated on or before the date of this Offer. The Undersigned has also had an opportunity, if he/she/it deemed necessary, to consult with a legal and/or tax advisor regarding this investment.

     5. Transferability: The Undersigned agrees not to transfer or assign this Offer, or any of the Undersigned's interest herein, and further agrees that the assignment and transferability of the Stock acquired pursuant hereto shall be made only in accordance with this Offer.

     6. Revocation: The undersigned agrees that he/she/it shall not cancel, terminate or revoke this Agreement or any provisions hereof or any agreement of the Undersigned made hereunder.

     7. Notices: All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, to the Undersigned or to the Company at their respective addresses set forth below.

     8. Governing Law: This Agreement and other transactions contemplated hereunder shall be construed in accordance with and governed by the laws of the State of Nevada.

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     9. Entire Agreement:  This Offer constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

     IN WITNESS WHEREOF, the parties hereto have executed this Offer as of the date and year set forth below.

     DATED this 14 day of July , 2006.

                               /s/Simon P. J. Dorey
                               -------------------------------------------------
                                                   Signature

                               SIMON P. J. DOREY per THE HAVORY CONSULTING GROUP
                               -------------------------------------------------
                                               Name (Please Print)

                               4110 ROCHE PLACE
                               -------------------------------------------------
                                                    Address

                               NORTH VANCOUVER BC V7G 2R3
                               -------------------------------------------------
                                City          Province           Postal Code


THIS OFFER IS ACCEPTED BY:

MidNet Inc.

By: /s Tilo Kunz
   ------------------------

Its President/CEO

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